Exhibit 99.2

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CEB Staff Member FAQ

Questions about the Transaction

Who is Gartner?

Gartner (NYSE: IT) is the world’s leading information technology research and advisory company. They are known for analyst-driven, syndicated research and advisory services in Information Technology (IT), Marketing and Supply Chain. Like CEB, Gartner has a rich history and culture that is both collaborative and client-centric. They were founded in 1979 and are headquartered in Stamford, Connecticut with almost 9,000 associates worldwide. Their clients are located in more than 90 countries and are highly diversified across geography, industry and size. And they have a strong track record of sustained growth having delivered 23 quarters of consecutive double-digit growth.

Why did they decide to acquire CEB?

Gartner has known and admired CEB for many years. This is a highly complementary combination that will significantly broaden Gartner’s capabilities, expand services and increase market opportunity. CEB’s large enterprise clients will benefit from Gartner’s expertise in technology as decision-making is increasingly taking place across a wider range of functional roles beyond IT. Gartner will also accelerate CEB’s contract value growth by leveraging our proven practices and global scale. From a financial perspective, the acquisition will deliver attractive short and long-term financial benefits. Importantly, this acquisition is consistent with Gartner’s growth strategy to help clients make the right decisions with confidence, every day.

Why didn’t we discuss Gartner’s interest in CEB before today?

Given the confidential nature of potential acquisitions, particularly as publicly traded firms, both Gartner and CEB were prevented from broadly sharing information regarding the transaction. As such we managed and controlled the transaction information tightly with the best interests of the firm, shareholders and employees at heart.

Did Gartner approach CEB proactively? Was CEB for sale?

CEB wasn’t for sale. Gartner did proactively approach CEB’s Board of Directors about the transaction. This was a friendly purchase process and CEB’s board, as well as key members of our leadership team, were able to review Gartner’s vision for the combined enterprise and participate in due diligence.

Why sell the company?

This transaction offers compelling benefits to shareholders, employees, and clients. Shareholders receive substantial and immediate value, and an opportunity to benefit from the long-term success of the combined company. Employees will benefit from being part of a diversified, global organization, with incredible near- and long- term growth opportunities. And clients will benefit from an organization with unmatched research, data, and insight into all the meaningful drivers of corporate performance. We’re confident that this is a great next step for the company.

Why this mix of cash and stock?

The structure of the deal creates substantial and immediate value for shareholders and the opportunity to benefit from the near and long term success of the combined company. This mix appropriately balances the certainty of current cash return with the upside potential of future stock appreciation.

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Did you do a price check? Do you have confidence that this is the best price?

Our board has a high degree of confidence that this is a great deal for the company, and creates substantial value for our shareholders. The board relied on high quality advice and a broad range of valuation metrics to ensure that we got great value for the company, but – as you can see – the agreement also included a go-shop period where CEB can consider alternative acquisition proposals for a period prior to closing.

Is the deal final? What else needs to happen?

We expect to complete the transaction in the first half of 2017, subject to the approval of CEB shareholders and the satisfaction of customary closing conditions, including applicable regulatory approvals. Until that time, Gartner and CEB will continue to operate as independent companies. We will form a joint, cross-functional team that will develop plans on how best to integrate CEB into Gartner and capitalize on the capabilities across each organization. During this time, it is important that we remain focused on our members and clients and continue executing on our existing day-to-day priorities.

Questions about CEB Employees

What does this mean for me?

The career growth opportunities that this will create for our teams globally are very exciting. Like CEB, Gartner maintains a laser-like focus on business growth, which in turn creates new opportunities for career enhancement and advancement. As part of talent planning for this announcement, we realized that the two companies are on track to hire more than 3,000 new employees this year across every function. This gives you some sense of the opportunities to grow, develop, and manage, that lie ahead. As we have spent (lots of) time with the Gartner management team, we’ve also come to appreciate the deep similarities in our cultures.

Will the acquisition impact jobs?

Gartner has clearly stated that this acquisition is about accelerating growth, not cutting costs. As such, Gartner wants to retain as many staff members as possible to continue to develop, deliver and sell our high-value products and services. In addition, Gartner and CEB have plans to hire more than 3000 new staff members across all functions in 2017 to support this growth, so there will be a lot of new opportunities available. It’s too early to tell if any specific roles will be affected, but this will be a part of the thoughtful integration plan we will develop for implementation after the deal is completed, which we expect to occur in 1H17.

Will my compensation change?

Until the transaction closes, which we expect to occur in 1H 2017, CEB and Gartner will operate as separate, independent companies. As such, we will continue to operate as normal. Both CEB and Gartner provide performance-based merit increases to their employees. In Q1 2017, CEB will conduct its annual merit planning process and eligible employees will receive compensation changes resulting from that process. After the transaction closes, CEBers will continue to be eligible for merit-based compensation changes within the Gartner plan.

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Will my benefits change?

Until the transaction closes, which we expect to occur in 1H 2017, CEB and Gartner will operate as separate, independent companies. As such, you will continue on your current benefit plan. Following the close of the transaction, the integration process will allow us to plan for an appropriate transition to Gartner plans.

Will we still pay performance bonuses for 2016?

Yes, depending upon your performance and overall company achievement, we expect to determine 2016 plan year awards in the same fashion as prior years.

What happens to CEB’s RSU equity plan?

Any vested and unvested equity that you may have from CEB’s RSU plan will be converted to Gartner equity per the terms of the merger agreement. If your equity was vested, it will remain vested. If it is unvested, it will remain unvested and continue to vest along the same schedule.

Will we still conduct annual performance reviews?

Yes, we will complete our 2016 annual performance review process as planned. After the acquisition in finalized, we will likely align to Gartner’s performance review process.

What should I do if I am contacted by the media or an investor?

Consistent with our company policy, if you receive any inquiries from members of the media, please forward them to Leslie Tullio (ltullio@cebglobal.com). If you receive any investor inquiries, please forward them to Rich Lindahl (rlindahl@cebglobal.com).

Questions about CEB Members and Clients

What does this mean for Gartner and CEB clients?

Gartner and CEB offerings will continue to be offered separately, including after the close. Once CEB is part of Gartner, we expect the company to develop new products and will share more information once available. Together, we will provide a comprehensive and differentiated suite of advisory services aligned to the mission-critical priorities of virtually all functional business leaders across every industry and size of enterprise worldwide. CEB’s large enterprise clients will be introduced to Gartner’s existing research and advisory services. And CEB’s clients will also benefit from Gartner’s expertise in technology as decision-making is increasingly taking place across a wider range of functional roles beyond IT. Gartner’s clients will benefit from a comprehensive suite of new syndicated research and advisory products that leverage CEB’s existing strength in Human Resources, Sales, Finance and Legal.

What should we tell CEB partners/distributors/resellers?

Until the transaction closes, which we expect to occur in 1H 2017, CEB and Gartner will operate as separate, independent companies. As such, we will continue business as usual. We will update our partners/distributors/resellers with more information as it becomes available.

What member and client questions can CEB staff answer? What should be escalated?

If asked about the transaction, please reinforce the key benefits for all of our members and clients. This exciting news will increase our ability to help you confidently tackle challenges related to effectively managing talent, customers and operation:

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•	Gartner will expand CEB’s existing best practice and talent management insights for leaders in large enterprises and further introduce them to clients in the mid-size enterprise segment, where Gartner has a more extensive market presence.

•	Gartner will also develop a comprehensive suite of new syndicated research and advisory products, leveraging CEB’s existing strength in HR, Sales, Finance and Legal, that will be introduced to members and clients worldwide.

•	CEB’s members and clients will also be introduced to Gartner’s expertise in technology, as decision making is increasingly taking place across a wider range of functional roles beyond IT.

•	Together, we will provide a comprehensive and differentiated suite of advisory services aligned to the mission-critical priorities of virtually all functional business leaders across every industry and size of enterprise worldwide to help clients make the right decisions with confidence.

Consistent with our company policy, if you receive any inquiries from members of the media, please forward them to Leslie Tullio (ltullio@cebglobal.com). If you receive any investor inquiries, please forward them to Rich Lindahl (rlindahl@cebglobal.com). And if you get a specific question you can’t answer, or have a question yourself, please email CEB360@cebglobal.com.

Once the transaction is closed, will CEB clients automatically get access to Gartner’s services and vice versa?

No. Gartner and CEB offerings will continue to be offered separately. We will also develop new products and will share more information once available.

How will the transaction impact client relationships and ongoing projects? Will there be any changes to clients’ contracts as a result of this transaction?

There should be no change from our members’ and clients’ perspective in the short term, as Gartner and CEB will continue to operate as independent companies until the transaction closes. All contracts remain in force and members and clients should rest assured that they can continue to work with Gartner and CEB just as they have in the past. Once the acquisition is completed, we aim to be in a position to start introducing our members and clients to an additional range of services aligned to their mission-critical priorities.

Questions about the Integration Process

Should I start working with my counterparts at Gartner?

No. The integration process cannot be implemented until after the transaction closes. Until that time, it is important to remember that both companies will continue to operate as independent entities. Any contact or interaction between CEB and Gartner should be limited to the leadership of the integration team.

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How will CEB work with Gartner in the short-term?

We’ll develop a joint integration planning team with representatives from each company across key functional areas. The team will begin developing plans for how to handle integration activities once the deal is finalized. It’s important to remember that CEB and Gartner will remain independent companies until the deal is closed.

What should I do between now and when the transaction is finalized?

CEB and Gartner continue to operate as independent companies, so it’s very important to remain focused on your day-to-day responsibilities and your 2017 objectives. Our goal is start the year strong by creating overwhelming business value for the executives we serve and to generate strong growth by selling, serving, and renewing our product offerings.

How long will the integration process take?

Today’s announcement is just the first step. Gartner and CEB are well aligned from a culture, talent and business model perspective, which will support a seamless integration for our associates, clients and partners. The joint integration team will keep you informed as integration plans are finalized.

Once the acquisition is completed, will CEB continue to operate separately or be integrated into Gartner? Will the combined company operate under two separate brands or a single name?

We will form a joint, cross-functional team that will develop plans on how best to integrate CEB into Gartner and capitalize on the capabilities across each organization. At this stage it’s simply too early to draw any conclusions about the decisions that will be made as a result of what will be a thoughtful, detailed integration process. Although we can’t give a definitive answer to this question yet, we are committed to keeping you informed throughout the integration process.

Does this impact CEB Tower? Are we still moving in? On same timeline?

The timeline remains the same for moving into CEB Tower.

Are we keeping the CEB corporate brand? Product brands?

Gartner recognizes the significant value of the CEB brand and will carefully evaluate the best way to leverage it as part of the integration planning process.

Will CEB’s leadership team stay intact?

Until the transaction is completed, which we expect to occur in 1H17, CEB and Gartner will operate as independent companies. As such, the CEB leadership team will remain in place to continue to manage the company. We’ll determine optimal organization structures as part of the thoughtful integration process and will share more information when it is available. Obviously, in an enterprise of this size and scale there will be a variety of leadership roles needed to manage the organization.

Will Tom still be stepping down as CEO?

Yes, the previously announced process for Tom to leave the business will continue as planned. In the interim, Tom will continue to lead the company until the transaction closes and will be fully engaged in the integration planning process.

Does Gartner plan to change our culture?

The Gartner leadership team has long admired what we have built at CEB. The Gartner leadership is looking forward to learning more about our culture to ensure what makes us

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great is not just preserved but flourishes. It’s too early to know what will happen about specific programs or initiatives, but they will be carefully reviewed as part of the joint-integration team’s process.

Will Gartner spin off parts of CEB?

Gartner greatly admires every element of the CEB business and the value we provide to our clients. In the normal course of business we’ll continue to evaluate and make appropriate decisions in the best interests of achieving our long-term goal of driving double-digit growth.

Will Gartner consolidate CEB offerings where they overlap?

Gartner has stated that the primary goal of this acquisition is to drive growth by expanding and growing the range of products and services we provide worldwide, not consolidate offerings. Also, there are very limited areas where Gartner and CEB offerings do overlap. Even in those areas (i.e. IT), the companies offer different products and services with many clients purchasing from both firms.

How will we drive cross-sales across the two companies?

Cross-sales and other revenue synergies are what makes this transaction so exciting as the combined company accelerates growth. Developing near and long-term plans for driving cross-sell will be an immediate focus area for the joint integration teams.

What will happen with Program Atlas?

The joint integration team will discuss Program Atlas to determine how best to align plans. The great news is that the focus of the program – and the work completed to date – will undoubtedly aid in our integration activities.

Are we still launching territories and kicking off the new commercial year on Feb 1?

Yes, we will kick off the year as planned.

Are we still hosting the regional kickoff events?

Yes, and we are exploring opportunities to use the events to talk more about Gartner, the integration, and how we’ll work together to accelerate growth.

Are we still completing our GTM changes for 2017?

Yes, all go-to-market changes will be completed as planned. Remember that until the transaction closes, which we expect to occur in 1H 2017, CEB and Gartner will operate as separate, independent companies. As such, it is business as usual.

Does this transaction change our financial targets for 2017?

It doesn’t. Until the transaction closes, which we expect to occur in 1H 2017, CEB and Gartner will operate as separate, independent companies. As such, it is business as usual. We’ll pursue our growth plan for the year and then look for ways to grow even faster once we join Gartner.

Does this transaction change our budget process/targets?

It doesn’t. Until the transaction closes, which we expect to occur in 1H 2017, CEB and Gartner will operate as separate, independent companies. As such, it is business as usual. As always, we will lock down budgets in the next few weeks and will look forward to making great decisions that grow our business.

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Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of the Company’s stockholders to adopt the Merger Agreement or that the companies will otherwise be unable to consummate the Merger on the terms set forth in the Merger Agreement;

•	the risk that the financing for the merger consideration will not be obtained;

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the non-cash portion of the merger consideration to be paid in the Merger;

•	the risk that required governmental approvals of the Merger will not be obtained;

•	the risk that, following this transaction, Gartner will not realize on its financing or operating strategies;

•	litigation in respect of either company or the Merger; and

•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of a proposed business combination involving Gartner and the Company. In connection with the proposed transaction, Gartner will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of the Company and that will also constitute a prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this Current Report on Form 8-K and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of the Company.

GARTNER AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.cebglobal.com or by directing a written request to the Company care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.